                                                                     EXHIBIT 4.2

                            EXCEL LEGACY CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                [SEAL]                                     [SEAL]
 THIS CERTIFICATE IS TRANSFERABLE IN         SEE REVERSE FOR CERTAIN DEFINITIONS
THE CITY OF BOSTON, MA OR NEW YORK, NY                 CUSIP 300665



This Certifies that



is the record holder of



      FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES B LIQUIDATING PREFERENCE CONVERTIBLE PREFERRED STOCK DUE 2005, $.01 PAR VALUE PER SHARE, OF

                            EXCEL LEGACY CORPORATION

      Transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

            WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

            Dated

                                          [EXCEL LEGACY CORPORATION
            /s/ RICHARD B. MUIR                CORPORATE SEAL           /s/ GARY B. SABIN
                ---------------------           NOV 18, 1997                ---------------------
                SECRETARY                        DELAWARE]                  PRESIDENT

COUNTERSIGNED AND REGISTERED
      BankBoston, N.A.
TRANSFER AGENT AND REGISTRAR

BY /s/ MARY PENEZIC
       ---------------------
       AUTHORIZED SIGNATURE
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THE SHARES EVIDENCED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE
U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITY ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT, AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED BY RULE 144A UNDER THE SECURITIES
ACT); (2) WHICH EXCEL LEGACY CORPORATION (THE "COMPANY") OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THE SHARES (THE "RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE SHARES EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SHARES EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO BANKBOSTON, N.A., AS TRANSFER AGENT, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SHARES EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SHARES EVIDENCED HEREBY ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SHARES EVIDENCED HEREBY BEFORE THE RESTRICTION TERMINATION DATE. THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THESE SHARES TO BANKBOSTON, N.A., AS TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSES (C), (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO BANKBOSTON, N.A., AS TRANSFER AGENT, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON ANY TRANSFER OF THE SHARES EVIDENCED HEREBY UPON THE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATIONS UNDER THE SECURITIES ACT.

     THIS SECURITY WAS ISSUED WITH A REDEMPTION PREMIUM UNDER SECTION 306(C) OF THE INTERNAL REVENUE CODE. YOU MAY CONTACT THE CHIEF FINANCIAL OFFICER OF THE CORPORATION AT THE PRINCIPAL OFFICE OF THE CORPORATION, 16955 VIA DEL CAMPO, SUITE 100, SAN DIEGO, CALIFORNIA 92127, TELEPHONE NUMBER: (619) 486-9400, WHO WILL PROVIDE YOU WITH ANY REQUIRED INFORMATION REGARDING THE REDEMPTION PREMIUM.

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                   NOTICE OF ELECTION TO CONVERT
                  (CONVERTIBLE INTO COMMON STOCK)

         The undersigned hereby irrevocably elects to convert
                                                                        FOR
---------------------------------------------------------- shares    CONVERSION
of Series B Liquidating Preference Convertible Preferred Stock due      USE
2005, represented by the within certificate into shares of Common       ONLY
stock of EXCEL LEGACY CORPORATION (as such shares may be constituted on the conversion date) in accordance with the provisions of the Certificate of Incorporation, as amended, of the Corporation.


Dated
      --------------------

                         --------------------------------------
                                    Signature


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - --- Custodian ---
TEN ENT - as tenants by the entities                          (Cust)     (Minor)
JT TEN  - as joint tenants with right                    under the Uniform Gifts
          of survivorship and not as                     to Minors Act ---------
          tenants in common                                           (Minor)
                                         UNIF TRF MIN ACT - --- Custodian (until
                                                   age --)  (Cust)
                                                   --------------- under Uniform
                                          Transfers   (Minor)
                                          to Minors Act ------------------------
                                                           (State)

    Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

--------------------------


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ------------------

                                   X------------------------------------------

                                   X------------------------------------------
Signature(s) Guaranteed     NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                    THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATSOEVER.



By-------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIA-
TIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.